UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  March 5, 2013

VIDAROO CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Center Pointe Circle, Altamonte Springs, FL	32701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Frederick M. Lehrer, Esq.
Attorney and Counselor at Law

Phone: 561 706-7646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

m Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

m Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

m Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

m Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Vidaroo Corporation is referred to below as “we”, “our” or “us”

Item 1.01 Entry into a Material Definitive Agreement.

Effective March 5, 2013, our Board of Directors (the “Board”), through a unanimous action by written consent, has agreed to allow $5,500 of outstanding indebtedness previously owed to Richard Brock to be purchased by 7 individual parties (the "Parties").  Concurrently with this purchase, our Board has agreed with these parties to cancel  this outstanding indebtedness in exchange for an aggregate of 55,000,000 shares of our common stock to be issued to the Parties.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
10.1	Form of Debt Purchase and Assignment Agreement

10.2	Form of Cancellation of debt in exchange for Stock

SIGNA TURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vidaroo Corporation

Dated: March 11, 2013	By:	/s/ Thomas Moreland
Name: Thomas Moreland
Title: Chief Executive Officer